Exhibit 10.20.2

WAIVER, AGENT RESIGNATION, EXTENSION, AND
AMENDMENT NO. 1 TO TERM LOAN AGREEMENT

This WAIVER, AGENT RESIGNATION, EXTENSION AND AMENDMENT NO. 1 TO TERM LOAN AGREEMENT, dated as of January 30, 2024 (this “Amendment No. 1”), is by and among PIEDMONT OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), PIEDMONT OFFICE REALTY TRUST, INC., a Maryland corporation (“Parent”), BANK OF AMERICA, N.A., as the existing administrative agent (in such capacity, the “Existing Agent”), and THE BANK OF NOVA SCOTIA, as the new administrative agent (in such capacity, the “New Agent”) and as a Lender (in such capacity ,“The Bank of Nova Scotia”). Reference is made to that certain Term Loan Agreement, dated as of January 31, 2023 (the “Loan Agreement”), by and among Borrower, the Lenders referenced therein and the Existing Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement, as amended hereby.
RECITALS
WHEREAS, on the Amendment Effective Date (as defined below) Borrower intends to repay all amounts outstanding under the Loan Agreement other than amounts of the principal portion of the Loan made by The Bank of Nova Scotia owed to The Bank of Nova Scotia (such amount, the “Partial Payoff Amount”, and such repayment, the “Partial Payoff”);
WHEREAS, upon the consummation of the Partial Payoff, The Bank of Nova Scotia will be the sole remaining Lender under the Loan Agreement holding outstanding Loans in the aggregate principal amount of $25,000,000, and in connection therewith, the Existing Agent desires to resign as the Agent, and the Requisite Lenders desire to appoint the New Agent as the Agent under and in connection with the Loan Agreement and all other Loan Documents; and
WHEREAS, in connection with the Partial Payoff, Borrower has requested that The Bank of Nova Scotia waive its right under Section 3.2 of the Loan Agreement to receive a pro rata portion of the Partial Payoff Amount and make certain amendments to the Loan Agreement, and The Bank of Nova Scotia is willing to waive such right and make such extension and changes as set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. WAIVERS.
In reliance upon the representations, warranties and covenants of the Loan Parties expressly set forth in this Amendment No. 1, and subject to the express terms and conditions of this Amendment No. 1, upon the Amendment Effective Date, The Bank of Nova Scotia hereby fully and irrevocably waives its right under Section 3.2 of the Loan Agreement to receive a pro rata portion of the Partial Payoff Amount and disclaims any rights to the Partial Payoff Amount (collectively, the “Waiver”).
The Waiver shall not constitute The Bank of Nova Scotia’s or any other Lender’s waiver of any Default or Event of Default that may be continuing as of the date hereof. The Waiver shall not constitute a course of conduct or dealing among the parties, or impose or imply any obligation on the New Agent or The Bank of Nova Scotia to grant a waiver on any future occasion.

SECTION 2. RESIGNATION AND REPLACEMENT OF THE AGENT.
2.1    Resignation, Appointment and Acceptance of Appointment as New Agent. As of the Amendment Effective Date, (a) the Existing Agent hereby resigns as the Agent as provided under Section 11.6 of the Loan Agreement, (b) each Lender party hereto (together constituting the Requisite Lenders) hereby (i) accepts the resignation of the Existing Agent as the Agent under the Loan Agreement and the other Loan Documents and (ii) appoints The Bank of Nova Scotia to act as the successor Agent under and pursuant to the terms of the Loan Agreement and the other Loan Documents, (c) Borrower and each Guarantor consent to the appointment of The Bank of Nova Scotia as the Agent under and pursuant to the terms of the Loan Agreement and the other Loan Documents and (d) The Bank of Nova Scotia hereby accepts its appointment as the Agent. The Existing Agent, the Requisite Lenders and the Loan Parties each waive any inconsistency, requirement or other conflict with the provisions in Section 11.6 of the Loan Agreement with respect to the resignation under this Amendment No. 1 of the Existing Agent as Agent and the appointment under this Amendment No. 1 of The Bank of Nova Scotia as the successor Agent, including any required notices, and agree that such resignation and appointment and the acceptance thereof are effective under the Loan Documents and binding on each of the parties hereto and the other Lenders. Each of the parties hereto agrees upon the reasonable written request of the New Agent to execute all documents and take such further action as may be necessary to evidence the resignation and appointment described herein.
2.2    Rights, Duties and Obligations. As of the Amendment Effective Date, the New Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the Agent as described in the Loan Agreement and the other Loan Documents, and shall be bound by the terms thereof, and the Existing Agent is hereby discharged from its duties and obligations as the Agent under the Loan Documents. Nothing in this Amendment No. 1 shall be deemed a termination of the provisions of any Loan Document that accrue to the benefit of any retiring or resigning Agent. The parties hereby agree that the provisions of Article XI and Sections 12.2 and 12.9 of the Loan Agreement shall inure to the benefit of the Existing Agent as to any actions taken or omitted to be taken by it while acting as the Agent under the Loan Agreement and the other Loan Documents (collectively, the “Retained Rights”). Borrower and the Requisite Lenders expressly agree and acknowledge that the New Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while the Existing Agent served as the Agent under the Loan Documents. Borrower and the Requisite Lenders expressly agree and acknowledge that the New Agent (a) is not assuming any liability (i) under or related to the Loan Documents prior to the Amendment Effective Date or (ii) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Amendment Effective Date, and (b) has not made an independent investigation as to the completeness or accuracy of the Schedules attached hereto and the information contained herein or therein, and may conclusively rely thereon for all purposes under the Loan Agreement. The Existing Agent expressly agrees and acknowledges that the New Agent is not assuming any liability of the Existing Agent (x) under or related to the Loan Documents prior to the Amendment Effective Date or (y) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Amendment Effective Date. Each of Borrower and the Requisite Lenders, with respect to their applicable indemnification obligations under the Loan Documents, expressly agrees and confirms that the New Agent’s right to indemnification, as set forth in the Loan Documents (as amended by this Amendment No. 1), shall apply with respect to any and all losses, claims, costs and expenses that the New Agent (in its capacity as such) suffers, incurs or is threatened with relating to actions taken or omitted by any of the parties to this Amendment No. 1 in connection with the transactions contemplated by this Amendment No. 1 and the other Loan Documents prior to the Amendment Effective Date.

SECTION 3. AMENDMENTS TO LOAN AGREEMENT.
As of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:
3.1    Amendment to Section 1.1. Section 1.1 of the Loan Agreement is amended by amending and restating the following definition in its entirety as follows:
“Sanction(s)” means any sanctions or trade embargoes or restrictions administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”), the Government of Canada (including, without limitation, Global Affairs Canada), or other relevant sanctions authority.
3.2    Amendments to Bank of America references. All references in the Loan Agreement (including the Exhibits) to “Bank of America” or “Bank of America, N.A.” as the Agent are amended to instead refer to “The Bank of Nova Scotia” as the Agent.
3.3    Amendments to Section 2.1(b). Section 2.1(b) of the Loan Agreement is amended by deleting such Section in its entirety and replacing with the below:
(b)    Requesting Loans. The Borrower shall give the Agent notice pursuant to a Loan Notice of the borrowing of Loans on the Effective Date. Such Loan Notice shall be delivered to the Agent before 11:00 a.m. (i) in the case of Term SOFR Rate Loans, on the date three Business Days prior to the proposed date of such borrowing, (ii) in the case of Base Rate Loans, on the Business Day of such borrowing, and (iii) in the case of Daily SOFR Rate Loans, on the date one Business Days prior to the proposed date of such borrowing. The Agent will transmit by telecopy the Loan Notice (or the information contained in such Loan Notice) to each Lender promptly upon receipt by the Agent. Each Loan Notice of each borrowing shall be irrevocable once given and binding on the Borrower.
3.4    Amendments to Section 2.8. Section 2.8(b) of the Loan Agreement is amended by deleting such Section in its entirety and replacing with the below:
(b)    [Reserved].
3.5    Amendments to Schedule 10.02. Schedule 10.02 of the Loan Agreement is amended by deleting such Schedule in its entirety and replacing it with Exhibit A attached hereto.
SECTION 4. EXTENSION OF TERMINATION DATE. As of the Amendment Effective Date, the Termination Date shall be extended to the Extended Termination Date.
SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT AND                 BORROWER.
In order to induce The Bank of Nova Scotia, the Existing Agent, and the New Agent to enter into this Amendment No. 1, each of Parent and Borrower represents and warrants to each Lender, the Existing Agent and the New Agent that the following statements are true, correct and complete:

5.1    Upon consummation of the Partial Payoff, lenders exiting the Loan Agreement, representing Requisite Lenders (as such term was applicable immediately prior to the Partial Payoff), have or will enter a new credit facility with Borrower with a maturity date that extends beyond the Extended Termination Date.
5.2    Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of this Amendment No. 1 and the Loan Agreement as amended by this Amendment No. 1 (the “Amended Agreement”, and together with this Amendment No. 1, the “Amendment Documents”) to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. Each of the Amendment Documents has been duly executed and delivered by the duly authorized officers or other representatives of Borrower and Parent and is a legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.
5.3    The execution, delivery and performance of each of the Amendment Documents in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both: (a) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to Borrower or Parent; (b) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or Parent, or any indenture, agreement or other instrument to which Borrower or Parent is a party or by which it or any of its respective properties may be bound; or (c) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower or Parent.
5.4    The representations and warranties made or deemed to be made by each Loan Party and Borrower contained in Article VI of the Loan Agreement and in the Loan Documents to which any of them is a party are and will be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of such earlier date and except for changes in factual circumstances not prohibited by the Loan Agreement.
5.5    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.
SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE EXISTING AGENT.
In order to induce the New Agent to enter into this Amendment No. 1, the Existing Agent represents and warrants to the New Agent that the following statements are true, correct and complete:
6.1    Schedule I sets forth a true and correct schedule of the Lenders as of the Amendment Effective Date, the outstanding principal amount of the Loans owing to each such Lender and/or Commitments held by each such Lender, as applicable.

6.2    The New Agent has received execution versions of each Loan Document. As of the date hereof there have been no amendments, supplements or consents to the Loan Documents, to which the Existing Agent is a party, except as otherwise provided to the New Agent.
6.3    Except for as provided in this Amendment No. 1 and as set forth on Schedule II, the Existing Agent has not (a) received any written notice of a Default or Event of Default under the Loan Agreement or the other Loan Documents, (b) executed or received a written request to execute any waiver of any Default or Event of Default under the Loan Agreement or the other Loan Documents or (b) sent any letters or written notices to Borrower purporting to reserve any of its rights under the Loan Agreement or the other Loan Documents.
6.4    Except as set forth in Schedule III, to the Existing Agent’s knowledge, there is no action, suit or proceeding pending against the Existing Agent before any court or Governmental Authority arising out of any action or omission by the Existing Agent under any of the Loan Documents or otherwise in connection with the Loan Documents.
6.5    The Existing Agent has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Amendment Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. Each of the Amendment Documents has been duly executed and delivered by the duly authorized officers or other representatives of the Existing Agent and is a legal, valid and binding obligation of the Existing Agent enforceable against the Existing Agent in accordance with its terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.
6.6    The execution, delivery and performance of each of the Amendment Documents in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Existing Agent.
Except as expressly set forth in this Amendment No. 1, this Amendment No. 1 is made by the Existing Agent without representation or warranty of any kind, nature or description. Each of the parties hereto acknowledges that the Existing Agent has not made any representation or warranty as to the financial condition of Borrower or the value, collectability or realizability of any Obligations or as to the legality, validity, enforceability, perfection or priority of any Obligations.
SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE NEW AGENT.
In order to induce the Existing Agent to enter into this Amendment No. 1, the New Agent represents and warrants to the Existing Agent that the following statements are true, correct and complete:
7.1    The New Agent has the right and power, and has taken all necessary action to authorize, to execute, deliver and perform each of the Amendment Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. Each of the Amendment Documents has been duly executed and delivered by the duly authorized officers or other representatives of the New Agent and is a legal, valid and binding obligation of the New Agent enforceable against the New Agent in accordance with its terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.
7.2    The execution, delivery and performance of each of the Amendment Documents in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the New Agent.
SECTION 8. CONDITIONS TO EFFECTIVENESS.
This Amendment No. 1 shall become effective only upon the satisfaction or waiver of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to as the “Amendment Effective Date”); it being acknowledged and agreed that Section 2 hereof shall be deemed to occur immediately following the Partial Payoff and the Waiver:
8.1    Borrower, Parent, the Existing Agent, the New Agent and The Bank of Nova Scotia shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the New Agent.
8.2    The New Agent shall have received evidence reasonably satisfactory to it that the Partial Paydown has been consummated.
8.3    The New Agent shall have received, for the account of The Bank of Nova Scotia, the agreed-upon fees owed under Section 2.13(b) and 3.5(c) of the Loan Agreement.
8.4    The New Agent shall have received a secretary’s certificate of Parent and Borrower (a) either confirming that there have been no changes to its organizational documents since January 31, 2023, or if there have been changes to Parent’s or Borrower’s organizational documents since such date, certifying as to such changes, (b) certifying as to resolutions of Parent and Borrower, (c) attaching the good standing of Parent and Borrower and (d) certifying as to the incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.
8.5    Each of the Existing Agent and the New Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented at least one (1) Business Day prior to the execution of this Amendment No. 1 (including the reasonable fees and expenses of legal counsel for which Borrower agrees it is responsible pursuant to Section 12.2 of the Loan Agreement), incurred in connection with this Amendment No. 1.
SECTION 9. MISCELLANEOUS.
9.1    Reference to and Effect on the Loan Agreement and the Other Loan Documents. (a) On and after the effective date of this Amendment No. 1, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby. This Amendment No. 1 shall constitute a “Loan Document” under the Loan Agreement.
(b)    Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any of the other Loan Documents.
9.2    Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
9.3    Applicable Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
9.4    Counterparts; Effectiveness. This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. Unless set forth in writing to the contrary, execution of this Amendment No. 1 by a Lender shall be deemed conclusive evidence that the conditions precedent to effectiveness set forth in Section 7 shall have been satisfied or waived to the satisfaction of such Lender.
9.5    Jurisdictions; Immunities; Waiver of Jury Trial. The provisions of Section 12.4 of the Loan Agreement shall apply to this Amendment No. 1 and are hereby incorporated by reference mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWER:
PIEDMONT OPERATING PARTNERSHIP, LP
By:    Piedmont Office Realty Trust, Inc., its General Partner
By: /s/ Laura P. Moon
Name: Laura P. Moon
Title: Chief Accounting Officer

PARENT:
PIEDMONT OFFICE REALTY TRUST, INC.
By: /s/ Laura P. Moon
Name: Laura P. Moon
Title: Chief Accounting Officer

BANK OF AMERICA, N. A., AS EXISTING AGENT

By: /s/ Carolyn LaBatte-Leavitt
Name: Carolyn LaBatte-Leavitt
Title: Vice President

THE BANK OF NOVA SCOTIA, AS NEW AGENT AND AS A LENDER

By:/s/ Chelsea McCune
Name: Chelsea McCune
Title: Director

Exhibit A

Revised Schedule 10.02

Administrative Agents Office; Certain Addresses for Notices
BORROWER:

Piedmont Operating Partnership, LP
5565 Glenridge Connector, Suite 450
Atlanta, GA 30342
Attn: Chief Financial Officer
Telephone: (770) 418-8800
Telecopy: (770) 418-8900

PARENT:

Piedmont Office Realty Trust, Inc.
5565 Glenridge Connector, Suite 450
Atlanta, GA 30342
Attn: Chief Financial Officer
Telephone: (770) 418-8800
Telecopy: (770) 418-8900

With a copy to:

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
Attn: J. Craig Lee, Esq.
Telephone: (404) 572-2881
Telecopy: (404) 572-5135

THE AGENT:

For notices to the Agent:

Chelsea McCune
Director, U.S. Real Estate, Gaming & Leisure
The Bank of Nova Scotia
250 Vesey Street, New York, NY, 10281
Phone: 212-225-5806
Email: chelsea.mccune@scotiabank.com
Loan Notices and Payment Instructions
Primary Operations Contact
Corporate Loan Ops Team
150 King St West, 6th Floor, Toronto, ON M5
Fax: 212-225-5709
Email: CorporateLending.LoanOps@Scotiabank.com
Phone: 212-225-5705

Secondary Operations Contact
Corporate Loan Ops Team
150 King St West, 6th Floor, Toronto, ON M5
Fax: 212-225-5709
Email: CorporateLending.DealOps@Scotiabank.com
Phone: 212-225-5705 or 416-288-7871

SCHEDULE I

Schedule of Lenders, the Outstanding Principal Amount of the Loans and/or Commitments

Lender                            Commitment

THE BANK OF NOVA SCOTIA            $25,000,000.00

TOTAL                        $25,000,000.00

SCHEDULE II

Schedule of Defaults, Waivers, and Reservation of Rights

None.

SCHEDULE III

Schedule of Litigation against Existing Agent under the Loan Documents

None.